JULIUS BAER FUNDS

Julius Baer International Equity Fund
Julius Baer International Equity Fund II
Julius Baer Total Return Bond Fund
Julius Baer Global High Income Fund
Julius Baer U.S. Microcap Fund
Julius Baer U.S. Smallcap Fund
Julius Baer U.S. Midcap Fund
Julius Baer U.S. Multicap Fund
Julius Baer Global Equity Fund Inc.

Supplement dated June 15, 2007 to the
Statement of Additional Information dated February 28, 2007

In the section entitled,“INVESTMENT LIMITATIONS” on page 27, the fifth numbered paragraph under the sub-heading, “For the Total Return Bond Fund and the International Equity Fund” is replaced with the following:

5.    For the Total Return Bond Fund:
Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or invest in real estate limited partnerships, oil, gas or mineral exploration or development programs or oil, gas and mineral leases, except that the Fund may invest in (a) fixed-income securities secured by real estate, mortgages or interests therein, (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs and (c) futures contracts and related options and options on currencies. The entry into forward foreign currency exchange contracts is not and shall not be deemed to involve investing in commodities.

For the International Equity Fund:
Purchase or sell real estate except that the Fund may (i) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including REITs, that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

Purchase or sell physical commodities except that the Fund may (i) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities; (iii) purchase or sell options, and (iv) purchase or sell futures contracts.

In the section entitled,“INVESTMENT LIMITATIONS” on page 27, the seventh numbered paragraph under the sub-heading, “For the Total Return Bond Fund and the International Equity Fund” is replaced with the following:

7.    For the Total Return Bond Fund:
Purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may (a) purchase or write options on securities, indices and currencies and (b) purchase or write options on futures contracts.

For the International Equity Fund:
Purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may (a) purchase or write options on securities, indices, commodities and currencies and (b) purchase or write options on futures contracts.

The second paragraph following the sub-heading,“Portfolio Valuation” on page 63 is replaced with the following:

Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of a Fund's NAV may not take place contemporaneously with the determination of the prices of certain of its portfolio securities used in such calculation. A security, which is listed or traded on more than one exchange, is valued at the quotation on the exchange determined to be the primary market for such security. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars (as quoted by WM/Reuters as of 11:00 a.m., EST). If such quotations are not available, the rate of exchange will be determined in good faith by the Board or the Valuation Committee appointed by the Board.